EXHIBIT 10.24

                            InforMedix Holdings, Inc.
                         Investor Subscription Documents

                                Private Placement
                   A Private Offering to Accredited Investors

             who are holders of InforMedix Placement Agent Warrants
                                 ---------------


                                                               February 16, 2005


I.    Subscription Instructions

II.   Form of Warrant Exchange Agreement***

VII.  Warrant Assignment Form***

VIII. Form of Registration Rights Agreement***

Exhibit A InforMedix Business Plan dated December 2004.

Exhibit B Quarterly Report on Form 10-QSB for the period ended September 30,
          2004.

Exhibit C Annual Report on Form 10-KSB for the year ended December 31, 2003.

Exhibit D Proxy Statement dated September 10, 2004.

Exhibit E Current Report on Form 8-K for October 11, 2004.

Exhibit F Current Report on Form 8-K for September 27, 2004.

*** To be completed and executed by Investor and returned to InforMedix Holdings, Inc., as provided below.

THE ENCLOSED DOCUMENTS RELATE TO A PRIVATE PLACEMENT OF SECURITIES BY INFORMEDIX HOLDINGS, INC. THE SECURITIES THAT ARE THE SUBJECT OF THE ENCLOSED SUBSCRIPTION DOCUMENTS ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF HIS, HER OR ITS ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD CAREFULLY REVIEW THE ENCLOSED DOCUMENTS.

                            SUBSCRIPTION INSTRUCTIONS

1.    Complete the Warrant Exchange Agreement by signing the signature page (p.
      29) as follows:

      1.1 If the Investor is an individual sign over the line "Signature of Investor". If there is a second individual Investor (not a partnership), that person should sign on "Co-Investor" line.

      1.2 If the Investor is not an individual, an authorized signatory of the entity should sign under the line "If Entity Investor" and fill in the requested information.

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      1.3 Print the Investor's name and mailing address where indicated on the signature page.

2. Sign the Registration Rights Agreement (Item IV in this Package) on Page 15 as a Holder.

3.    Sign the Warrant Assignment Form attached to the Warrant Exchange
      Agreement.

RETURN ALL THESE COMPLETED AND SIGNED MATERIALS TO THE FINANCIAL ADVISOR:

                  Meyers Associates, L.P.
                  45 Broadway, 2nd Floor
                  New York, NY 10006
                  Attn: Bruce Meyers, President

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ARE BEING OFFERED AND SOLD ONLY TO ACCREDITED INVESTORS IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION.